Exhibit 10.12.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PRODUCT DEVELOPMENT AGREEMENT AMENDMENT

Pursuant to Section 20(b) of the Product Development Agreement (“Agreement”) between Zero Nox, Inc. and **** dated August 15, 2022, the Parties wish to amend the Agreement as follows:

Amended Provisions:

The following provision is hereby added to the table in the Addendum "Statement of Work (SOW) Deliverables:

1.	**** shall pay **** remaining balance of Stage1after the **** acceptance of the Remaining Deliverables of Stage 1 as follows.

Remaining Deliverables of Stage 1:

        "3. Upon delivery of Transfer Case, Front Differential, Rear Differential, CV Transaxel, and Hydraulic Power Steering Pump to Developer, Developer shall provide the following details to **** on the below outlined mechanical components:

a.	CAD Model and 2D drawing illustrating the connection between:

(1)	the Motor and Transfer Case,

(2)	the Transfer Case to the Rear Differential,

(3)	the Transfer Case to the Front Differential,

(4)	the CV Transaxel to the Rear Differential,

(5)	the CV Transaxel to the Front Differential,

(6)	the Hydraulic Power Steering Pump to the Steering Wheel.

b.	Engineering Specifications:

(1)	Transfer Case:

•	Input Torque Limit

•	Input RPM Limit

•	Spline and Flange Specifications

c.	Project Specification Sheet

(1)	Updated Project Specification Sheet for attachment to Agreement

        The timeline for execution of this deliverable is to be at minimum two (2) weeks and not to exceed four (4) weeks from the date of delivery of all components to the Developer.

        All CAD, 2D drawings, design selections and specifications provided are subject to change upon additional verification testing of Developer with the remaining time in Stage 2."

2.	**** shall pay **** down payment as Stage 2 Production Sourcing **** x 2 units and **** x 2 units before the **** acceptance of Stage 1 Deliverables. And **** approve with developer to order the electrical components for the production sourcing of Stage 2. Developer shall order the remaining items for the production sourcing of Stage 2 after the **** final acceptance of Stage 1 Deliverables and shall keep stage 2 schedule.

No Other Changes

2.	Except for the amended addition set forth above, all others terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have duly affixed their signatures as of

.

Zero Nox, Inc. (“ZeroNox” or “Developer”):		****

By:	/s/ Jose Daugherty	****
Name:	Jose Daugherty	****
Title:	Director of Sales Engineering	****
Date:	November 29, 2022	****